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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): July 17, 2003


                              ODD JOB STORES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                      OHIO
                 (State or Other Jurisdiction of Incorporation)


         0-21597                                         34-1830097
(Commission File Number)                    (I.R.S. Employer Identification No.)


            200 HELEN STREET
          SOUTH PLAINFIELD, NJ                                      07080
(Address of Principal Executive Offices)                         (Zip Code)


                                  908-222-1000
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

                     The information in Exhibit 99.1 is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1       Press Release issued by Odd Job Stores, Inc., dated July 18, 2003.











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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: July 18, 2003

                                   ODD JOB STORES, INC.

                                   By: /s/ Jeffrey Parker
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                                       Name: Jeffrey Parker
                                       Title: Vice Chairman and
                                              Co-Chief Executive Officer















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